CSFB

           CREDIT SUISSE FIRST BOSTON

HOME EQUITY ASSET TRUST 2005-8

DERIVED INFORMATION  [9/30/05]

[$1,473,000,000]

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

[$1,483,500,100]

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-8

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 10/01/05 cutoff date.  Approximately 29.8% of the mortgage loans do not provide for any payments of principal in the first one, two, three, five, seven or ten years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	7,692
Total Outstanding Loan Balance	$1,476,497,374*	Min	Max
Average Loan Current Balance	$191,952	$4,957	$1,021,275
Weighted Average Original LTV	80.7%**
Weighted Average Original CLTV	88.6%
Weighted Average Coupon	7.16%	4.78%	13.75%
Arm Weighted Average Coupon	7.08%
Fixed Weighted Average Coupon	7.92%
Weighted Average Margin	6.07%	2.25%	11.10%
Weighted Average FICO (Non-Zero)	627
Weighted Average Age (Months)	2
% Silent Second	42.7%
% First Liens	97.4%
% Second Liens	2.6%
% Arms	90.1%
% Fixed	9.9%
% of Loans with Mortgage Insurance	0.0%

*

Total collateral will be approximately [$1,500,000,100]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO	DTI
0.01 - 5.00	5	1,404,757	0.1	4.89	73.3	683	44.5
5.01 - 5.50	102	26,632,604	1.8	5.35	77.0	658	42.0
5.51 - 6.00	516	131,006,559	8.9	5.86	78.9	660	42.3
6.01 - 6.50	1,060	248,229,258	16.8	6.32	79.0	648	42.0
6.51 - 7.00	1,710	386,162,910	26.2	6.79	79.8	637	41.5
7.01 - 7.50	1,211	246,982,145	16.7	7.28	80.5	625	41.5
7.51 - 8.00	1,029	194,625,369	13.2	7.78	82.1	610	41.6
8.01 - 8.50	601	103,919,927	7.0	8.29	82.7	582	41.8
8.51 - 9.00	485	65,092,452	4.4	8.78	83.4	576	40.2
9.01 - 9.50	255	27,447,677	1.9	9.28	83.4	586	40.4
9.51 - 10.00	214	18,850,263	1.3	9.82	89.2	607	40.9
10.01 - 10.50	154	10,063,242	0.7	10.31	88.5	588	41.8
10.51 - 11.00	173	10,084,717	0.7	10.82	91.5	596	41.8
11.01 - 11.50	86	3,540,968	0.2	11.29	97.5	605	44.4
11.51 - 12.00	37	1,436,909	0.1	11.82	83.5	597	46.2
12.01 - 12.50	39	721,194	0.0	12.36	95.2	607	40.2
12.51 - 13.00	8	163,984	0.0	12.87	97.0	602	43.0
13.01 - 13.50	6	108,961	0.0	13.27	93.9	671	44.0
13.51 - 14.00	1	23,479	0.0	13.75	85.0	566	44.4
Total:	7,692	1,476,497,374	100.0	7.16	80.7	627	41.6

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
FICO	Loans	Balance	Balance	%	%	FICO	DTI
476 - 500	18	4,539,183	0.3	8.47	75.8	499	44.5
501 - 525	312	59,221,574	4.0	8.42	73.7	513	42.5
526 - 550	441	78,985,154	5.3	8.01	74.7	538	42.2
551 - 575	645	120,636,573	8.2	7.63	79.2	564	41.1
576 - 600	1,246	200,704,781	13.6	7.34	81.0	589	41.5
601 - 625	1,414	256,310,504	17.4	7.09	81.6	613	41.5
626 - 650	1,410	268,905,964	18.2	6.97	81.4	638	41.3
651 - 675	1,023	216,642,227	14.7	6.90	82.2	662	41.8
676 - 700	554	122,487,768	8.3	6.79	82.1	686	41.8
701 - 725	303	71,221,326	4.8	6.78	82.1	712	42.1
726 - 750	178	42,529,707	2.9	6.69	81.5	737	41.9
751 - 775	99	22,142,509	1.5	6.66	81.7	762	40.4
776 - 800	42	10,035,154	0.7	6.52	77.2	785	44.2
801 - 825	7	2,134,950	0.1	6.75	83.0	807	39.4
Total:	7,692	1,476,497,374	100.0	7.16	80.7	627	41.6

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO	DTI
<= 50,000	603	18,509,080	1.3	9.89	92.2	626	39.9
50,001 - 100,000	1,312	101,411,281	6.9	7.97	82.5	615	38.9
100,001 - 150,000	1,654	206,035,037	14.0	7.38	80.9	617	40.3
150,001 - 200,000	1,339	233,828,380	15.8	7.18	79.9	620	40.8
200,001 - 250,000	808	180,625,120	12.2	7.14	79.4	621	41.9
250,001 - 300,000	637	174,767,140	11.8	6.94	79.7	627	42.2
300,001 - 350,000	391	127,287,273	8.6	6.97	81.2	628	42.8
350,001 - 400,000	333	125,268,222	8.5	6.89	80.8	636	42.8
400,001 - 450,000	217	92,450,057	6.3	6.84	81.3	644	43.3
450,001 - 500,000	179	85,232,318	5.8	6.83	81.1	644	42.9
500,001 - 550,000	76	40,186,904	2.7	7.03	79.8	639	42.6
550,001 - 600,000	59	33,787,311	2.3	7.01	81.6	641	43.1
600,001 - 650,000	41	25,834,026	1.7	6.91	80.8	657	43.6
650,001 - 700,000	14	9,426,475	0.6	6.92	82.8	655	40.8
700,001 - 750,000	24	17,556,983	1.2	7.01	79.7	621	38.1
750,001 - 800,000	2	1,552,812	0.1	7.58	84.9	589	21.5
800,001 - 850,000	1	839,324	0.1	7.09	70.0	605	54.6
850,001 - 900,000	1	878,358	0.1	6.35	80.0	685	49.2
950,001 >=	1	1,021,275	0.1	6.63	80.0	707	45.4
Total:	7,692	1,476,497,374	100.0	7.16	80.7	627	41.6

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO	DTI
<= 50.000	144	19,681,651	1.3	7.15	40.9	589	39.0
50.001 - 55.000	71	12,709,024	0.9	7.19	53.2	593	39.9
55.001 - 60.000	99	19,641,466	1.3	7.20	58.1	588	40.4
60.001 - 65.000	171	33,983,104	2.3	7.36	63.4	586	40.1
65.001 - 70.000	273	59,650,128	4.0	7.36	68.8	589	41.1
70.001 - 75.000	461	99,496,875	6.7	7.26	73.8	599	41.3
75.001 - 80.000	3,638	763,105,221	51.7	6.83	79.8	641	42.0
80.001 - 85.000	642	137,246,145	9.3	7.31	84.5	605	41.6
85.001 - 90.000	1,116	233,971,799	15.8	7.38	89.6	623	41.2
90.001 - 95.000	289	42,377,184	2.9	7.88	94.5	638	42.2
95.001 - 100.000	788	54,634,778	3.7	9.40	99.9	651	41.5
Total:	7,692	1,476,497,374	100.0	7.16	80.7	627	41.6

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO	DTI
0	1,491	271,900,972	18.4	7.45	81.2	633	41.4
1	463	113,829,782	7.7	7.27	81.1	638	42.5
2	4,612	889,026,261	60.2	7.12	80.7	623	41.6
3	1,126	201,740,358	13.7	6.93	79.9	631	41.5
Total:	7,692	1,476,497,374	100.0	7.16	80.7	627	41.6

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO	DTI
Full	4,556	763,767,917	51.7	7.09	81.5	613	41.4
Reduced	1,310	286,232,427	19.4	7.14	81.5	653	42.2
No Income/ No Asset	20	3,747,854	0.3	7.73	73.9	634	48.0
Stated Income / Stated Assets	1,806	422,749,176	28.6	7.31	78.8	636	41.7
Total:	7,692	1,476,497,374	100.0	7.16	80.7	627	41.6

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO	DTI
Primary	7,270	1,401,533,218	94.9	7.14	80.6	625	41.7
Second Home	42	10,030,969	0.7	7.08	85.1	673	38.0
Investor	380	64,933,187	4.4	7.62	82.0	657	39.9
Total:	7,692	1,476,497,374	100.0	7.16	80.7	627	41.6

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
State	Loans	Balance	Balance	%	%	FICO	DTI
California	1,568	472,362,592	32.0	6.87	79.0	634	42.8
Florida	1,107	194,932,454	13.2	7.43	81.0	624	41.0
Arizona	337	58,079,239	3.9	7.22	80.6	621	39.6
New York	199	57,623,094	3.9	7.23	79.6	633	43.0
Illinois	301	56,259,583	3.8	7.26	81.5	634	42.1
Virginia	259	51,882,979	3.5	7.32	81.0	624	42.0
Nevada	216	47,281,710	3.2	7.19	81.1	633	42.2
Texas	393	44,797,404	3.0	7.33	81.7	623	39.6
Maryland	235	44,611,480	3.0	7.20	80.3	618	42.6
New Jersey	169	41,712,173	2.8	7.24	80.9	627	41.9
Washington	182	35,770,646	2.4	6.89	81.1	636	42.5
Michigan	251	31,044,830	2.1	7.46	82.7	610	40.0
Georgia	238	30,779,485	2.1	7.43	83.8	619	39.9
Colorado	185	30,682,584	2.1	7.16	83.3	626	41.3
Oregon	129	24,619,706	1.7	6.88	81.0	631	39.9
Other	1,923	254,057,416	17.2	7.36	82.5	619	40.5
Total:	7,692	1,476,497,374	100.0	7.16	80.7	627	41.6

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Purpose	Loans	Balance	Balance	%	%	FICO	DTI
Purchase	3,806	686,138,366	46.5	7.10	82.7	650	42.0
Refinance - Rate Term	404	71,505,646	4.8	7.02	80.7	616	41.8
Refinance - Cashout	3,482	718,853,361	48.7	7.24	78.9	606	41.3
Total:	7,692	1,476,497,374	100.0	7.16	80.7	627	41.6

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Product	Loans	Balance	Balance	%	%	FICO	DTI
Arm 1Y	18	4,652,024	0.3	7.70	81.2	622	42.2
Arm 2/28	5,682	1,201,443,161	81.4	7.10	80.5	624	41.8
Arm 3/27	519	111,846,651	7.6	6.84	79.2	648	41.4
Arm 5/25	49	10,857,496	0.7	6.91	76.4	646	42.5
Arm 6 Month	9	2,184,284	0.1	6.83	77.9	609	36.1
B30/40	1	284,539	0.0	6.35	80.0	645	45.0
Fixed Balloon 15/30	87	3,970,791	0.3	10.76	99.7	647	42.1
Fixed Rate	1,327	141,258,428	9.6	7.84	83.6	640	40.7
Total:	7,692	1,476,497,374	100.0	7.16	80.7	627	41.6

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Property Type	Loans	Balance	Balance	%	%	FICO	DTI
Single Family Residence	6,435	1,205,498,878	81.6	7.17	80.7	624	41.6
PUD	490	116,035,420	7.9	7.08	80.7	631	41.7
Condo	477	83,923,769	5.7	7.17	81.4	652	41.7
2 Family	233	54,164,914	3.7	7.12	81.2	647	42.7
3-4 Family	56	16,746,815	1.1	7.50	78.5	653	40.5
Co-op	1	127,578	0.0	5.50	80.0	610	28.7
Total:	7,692	1,476,497,374	100.0	7.16	80.7	627	41.6

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO	DTI
0.01 - 4.00	80	20,199,831	1.5	6.60	79.7	692	41.1
4.01 - 4.50	121	27,047,193	2.0	6.11	77.0	655	41.0
4.51 - 5.00	369	81,863,654	6.2	6.07	79.7	658	42.2
5.01 - 5.50	749	161,717,369	12.2	6.41	79.5	643	41.3
5.51 - 6.00	1,825	410,369,205	30.8	6.85	80.3	634	41.9
6.01 - 6.50	1,059	229,078,763	17.2	7.12	81.5	625	41.8
6.51 - 7.00	1,495	308,126,928	23.2	7.74	80.4	601	42.2
7.01 - 7.50	290	51,447,676	3.9	7.90	80.7	607	41.2
7.51 - 8.00	182	26,904,097	2.0	8.50	81.1	580	40.1
8.01 - 8.50	63	9,067,013	0.7	8.97	80.7	575	36.8
8.51 - 9.00	31	3,933,380	0.3	9.50	80.2	573	39.9
9.01 - 9.50	11	1,062,143	0.1	9.92	81.6	536	35.6
9.51 - 10.00	1	99,959	0.0	10.37	64.5	503	39.3
10.51 >=	1	66,405	0.0	12.10	70.0	573	46.0
Total:	6,277	1,330,983,615	100.0	7.08	80.3	626	41.7

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO	DTI
1 - 3	4	738,549	0.1	6.04	71.0	572	32.4
4 - 6	8	1,723,565	0.1	7.45	80.5	611	38.2
7 - 9	10	2,373,952	0.2	7.45	87.3	622	45.5
10 - 12	13	2,800,568	0.2	7.85	75.6	616	39.2
13 - 15	6	719,152	0.1	7.58	82.0	645	37.8
16 - 18	32	5,419,540	0.4	7.53	82.6	608	38.6
19 - 21	1,021	218,334,429	16.4	7.09	80.4	622	41.7
22 - 24	4,617	976,507,003	73.4	7.10	80.5	624	41.8
25 - 27	1	49,622	0.0	6.99	27.6	658	49.9
28 - 30	3	492,436	0.0	7.71	71.6	564	38.9
31 - 33	115	25,436,138	1.9	6.69	78.7	652	40.8
34 - 36	398	85,531,164	6.4	6.88	79.4	647	41.7
37 >=	49	10,857,496	0.8	6.91	76.4	646	42.5
Total:	6,277	1,330,983,615	100.0	7.08	80.3	626	41.7

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO	DTI
9.51 - 11.50	98	24,606,937	1.8	5.57	78.0	659	41.7
11.51 - 12.00	404	97,898,205	7.4	5.95	79.5	659	42.5
12.01 - 12.50	776	179,145,421	13.5	6.30	79.6	648	42.1
12.51 - 13.00	1,243	289,715,416	21.8	6.70	80.3	638	41.8
13.01 - 13.50	943	200,607,163	15.1	7.03	80.5	627	41.8
13.51 - 14.00	921	193,012,664	14.5	7.29	80.8	622	41.5
14.01 - 14.50	688	137,743,414	10.3	7.67	80.2	608	41.5
14.51 - 15.00	604	110,881,579	8.3	8.07	81.6	597	41.6
15.01 - 15.50	297	50,285,587	3.8	8.50	81.9	579	41.8
15.51 - 16.00	172	25,355,796	1.9	8.91	81.7	566	39.1
16.01 - 16.50	71	11,725,734	0.9	9.45	78.7	561	41.2
16.51 - 17.00	35	5,821,545	0.4	9.93	76.4	527	42.5
17.01 - 17.50	14	2,205,570	0.2	10.23	77.3	537	42.3
17.51 - 18.00	8	1,611,279	0.1	11.03	62.8	523	44.9
18.01 >=	3	367,304	0.0	11.44	78.6	557	47.6
Total:	6,277	1,330,983,615	100.0	7.08	80.3	626	41.7

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO	DTI
<= 4.50	13	2,155,687	0.2	6.47	78.5	688	42.4
4.51 - 5.50	181	41,853,622	3.1	5.72	77.7	652	41.1
5.51 - 6.00	586	139,031,998	10.4	5.98	78.9	655	41.9
6.01 - 6.50	991	229,575,318	17.2	6.37	79.2	646	42.0
6.51 - 7.00	1,542	353,181,393	26.5	6.84	80.2	635	41.7
7.01 - 7.50	1,021	213,588,479	16.0	7.30	80.8	624	41.8
7.51 - 8.00	856	171,694,171	12.9	7.80	82.3	610	42.1
8.01 - 8.50	520	94,036,634	7.1	8.31	82.6	580	41.6
8.51 - 9.00	347	53,857,336	4.0	8.76	82.0	564	40.2
9.01 - 9.50	120	17,613,357	1.3	9.28	78.7	565	41.5
9.51 - 10.00	59	7,429,720	0.6	9.80	77.9	539	39.8
10.01 - 10.50	25	4,053,259	0.3	10.25	73.6	536	42.1
10.51 - 11.00	11	2,066,129	0.2	10.70	64.7	516	43.4
11.01 - 11.50	2	300,899	0.0	11.29	80.5	554	48.0
11.51 - 12.00	2	479,209	0.0	11.76	67.6	552	50.0
12.01 - 12.50	1	66,405	0.0	12.10	70.0	573	46.0
Total:	6,277	1,330,983,615	100.0	7.08	80.3	626	41.7

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO	DTI
1.00	8	1,769,199	0.1	6.84	76.8	598	33.6
1.50	177	46,300,247	3.5	6.85	80.3	629	42.4
2.00	1,401	354,233,435	26.6	7.14	81.9	626	42.3
3.00	4,691	928,680,733	69.8	7.07	79.8	626	41.5
Total:	6,277	1,330,983,615	100.0	7.08	80.3	626	41.7

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO	DTI
1.00	3,446	677,925,931	50.9	6.99	80.2	630	41.5
1.50	1,963	443,864,944	33.3	7.13	81.7	624	42.0
2.00	868	209,192,740	15.7	7.26	77.9	616	41.8
Total:	6,277	1,330,983,615	100.0	7.08	80.3	626	41.7

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO	DTI
0	6,103	1,037,192,153	70.2	7.37	80.7	615	41.5
12	1	311,200	0.0	6.68	80.0	717	48.3
24	88	23,302,439	1.6	6.66	80.6	649	42.4
36	11	2,090,482	0.1	6.82	78.3	639	40.4
60	1,435	399,682,749	27.1	6.66	80.6	656	42.0
84	4	992,000	0.1	6.61	80.0	629	49.5
120	50	12,926,350	0.9	7.03	82.7	653	40.3
Total:	7,692	1,476,497,374	100.0	7.16	80.7	627	41.6

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
Top 5 Zipcodes	Loans	Balance	Balance	%	%	FICO	DTI
94565	12	3,799,070	0.3	6.60	83.5	636	41.6
22193	15	3,498,390	0.2	7.26	85.1	621	46.4
94531	7	3,303,559	0.2	6.72	82.2	667	45.0
33914	11	3,107,532	0.2	7.75	83.8	631	42.6
94591	7	2,767,917	0.2	6.83	83.3	669	45.2
Other	7,640	1,460,020,905	98.9	7.16	80.7	627	41.6
Total:	7,692	1,476,497,374	100.0	7.16	80.7	627	41.6

*

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA	WA
DTI	Loans	Balance	Balance	%	%	FICO	DTI
<= 0.00	26	5,113,956	0.3	7.46	75.0	649	0.0
0.01 - 10.00	31	6,247,928	0.4	7.32	82.7	601	6.8
10.01 - 20.00	158	26,351,941	1.8	7.24	79.4	625	16.3
20.01 - 30.00	700	101,407,332	6.9	7.30	79.5	616	26.0
30.01 - 40.00	2,100	384,287,692	26.0	7.15	80.5	630	35.9
40.01 - 50.00	4,150	837,328,820	56.7	7.15	81.3	631	45.7
50.01 - 60.00	525	115,619,192	7.8	7.13	79.1	603	52.7
60.01 - 70.00	2	140,514	0.0	7.40	86.5	615	67.9
Total:	7,692	1,476,497,374	100.0	7.16	80.7	627	41.6

*

Note, for second liens, CLTV is employed in this calculation.